Filed Pursuant to Rule 497(e)
1933 Act File No. 333-179562
1940 Act File No. 811-22668
Defiance GRNY Option Income ETF
Defiance NUKZ Option Income ETF
Defiance BMNR Option Income ETF
(collectively, the “Funds”)

Supplement dated November 24, 2025 to the Funds’ currently effective
Prospectus dated November 17, 2025

Effective immediately, the following disclosure is hereby added to page 45 of the Funds’ Prospectus as the last paragraph under the “Sub-Adviser” description in the “Management” section:

In addition to providing sub-advisory services to the Funds pursuant to an investment sub-advisory agreement, Milliman has also entered into an ETF development agreement with the Adviser. Under the ETF development agreement, Milliman has agreed to assist with the development of the Funds and provide strategic support and guidance to the Adviser in the following areas, among others: product development, capital markets, strategic relationships, and marketing and sales support. Milliman also provides the Adviser risk analytics and content to support the marketing and sales of the Funds. As part of the arrangement between Milliman and the Adviser, the parties are jointly responsible for certain listing, legal and regulatory costs and expenses in connection with the creation, launch and on-going operation of the Funds. Milliman has agreed to cover a set percentage of these start-up and operational costs and, to the extent the Adviser’s revenue from a Fund’s management fee exceeds these costs, Milliman is entitled to receive a share of that revenue equal to the percentage of costs covered by Milliman. Milliman is not affiliated with ETF Series Solutions (except by virtue of serving as the Funds’ sub-adviser), the Adviser, the Fund’s administrator, custodian, transfer agent or the Distributor (defined below), or any of their respective affiliates.

Please retain this Supplement with your Prospectus for future reference.